The Hirtle Callaghan Trust
Supplement to Prospectus of November 1, 2007
The date of this Supplement is March 4, 2008
THIS SUPPLEMENT SUPERSEDES ALL PREVIOUS SUPPLEMENTS.
The International Equity Portfolio and The Small Capitalization Equity Portfolio: At a special meeting of the Board of Trustees (the “Board”) of The Hirtle Callaghan Trust (the “Trust”), held on February 29, 2008, the Board approved new forms of agreement between the Trust and certain of the Specialist Managers for The International Equity Portfolio and The Small Capitalization Equity Portfolio (each a “Portfolio”). New agreements have been proposed between the Trust and each of: Artisan Partners Limited Partnership and Capital Guardian Trust Company, with respect to The International Equity Portfolio; and Franklin Portfolio Associates LLC, IronBridge Capital Management LLC and Sterling Johnston Capital Management, LP with respect to The Small Capitalization Equity Portfolio (each a “Specialist Manager”) (each a “New Agreement”). If approved by shareholders and implemented as proposed, the New Agreements would replace the current performance-based fee arrangements for each of the Specialist Managers noted above with a more traditional asset-based fee arrangement. The new fee arrangements could, under certain circumstances, decrease or increase the amount of the advisory fees that the respective Specialist Managers are entitled to receive, but in all cases the proposed new fees are lower than the maximum fee to which each respective Specialist Manager could be entitled under the current performance fee arrangements, as described in the prospectus and statement of additional information.
A meeting of each Portfolio’s respective shareholders to approve each respective New Agreement is expected to be held on or about March 31, 2008. The New Agreement for each Portfolio will not become effective unless each is approved by the shareholders of the respective Portfolio.
The Fixed Income II Portfolio. The following relates to the investment management professionals serving The Fixed Income II Portfolio and updates the information about BlackRock Financial Management, Inc. (“BlackRock”) on page 58 of The Specialist Manager Guide section of the prospectus:
The fund management team is led by a team of investment professionals at BlackRock, including the following individuals who are jointly and primarily responsible for making day-to-day investment decisions: Scott Amero, Vice Chairman of BlackRock since 2007 and a co-manager of the Portfolio since 2001, Matthew Marra, Managing Director of BlackRock since 2006, and Andrew J. Phillips, Managing Director of BlackRock since 1999. Messrs. Marra and Phillips have been co-managers of the Portfolio since 2008. Mr. Amero is BlackRock’s Global Chief Investment Officer for Fixed Income and co-head of the Fixed Income Portfolio Management Group. He is a member of the Executive, Operating and Management Committees and Chairman of the Fixed Income Investment Strategy Group that is responsible for global fixed income strategy, asset allocation and overall management of client portfolios. In addition, he is a director of Anthracite Capital, Inc., BlackRock’s publicly-traded real estate investment trust. He has been a Managing Director of BlackRock since 1990. Mr. Marra is a member of BlackRock’s Fixed Income Portfolio Management Group. Mr. Marra’s primary responsibility is managing total return portfolios, with a sector emphasis on Treasury and agency securities. He also helps lead the effort to oversee the consistent implementation of investment strategies across all total return accounts. Mr. Marra became part of the Portfolio Management Group in 1997 and joined BlackRock in 1995 as an analyst in the Portfolio Analytics Group. Mr. Phillips is co-head of US Fixed Income within BlackRock’s Fixed Income Portfolio Management Group. He is responsible for the consistent implementation of investment strategies across all total return accounts. Mr. Phillips is also a member of the mortgage securities team and previously served as the lead sector specialist before assuming his current responsibilities. Mr. Phillips has been a member of BlackRock’s fixed income team since 1991.
The Small Capitalization Equity Portfolio. Effective November 30, 2007, the “Performance Fee Amendments” for Franklin Portfolio Associates LLC and IronBridge Capital Management LLC, as discussed on pages 60 and 61 of the Prospectus respectively, were implemented for The Small Capitalization Equity Portfolio. All other information in the Prospectus remains unchanged.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

The Hirtle Callaghan Trust
Supplement to Statement of Additional Information of November 1, 2007
The date of this Supplement is March 4, 2008
THIS SUPPLEMENT SUPERSEDES ALL PREVIOUS SUPPLEMENTS.
The Small Capitalization Equity Portfolio: The following replaces the corresponding item with respect to Geewax, Terker & Co. on page 50 of the Statement of Additional Information under the section entitled “Additional Information About Portfolio Managers.”
COMPENSATION: The senior personnel, including Mr. Puthenangadi as the Director of Quantitative Research, are compensated at a competitive fixed rate, including bonuses. In addition this senior personnel group includes the Head of Accounting/Reconciliation and the Head of Administration/Compliance Reporting & Monitoring. The partners (current and retired) receive a residual draw only based on Geewax’s profitability. All employees also participate in a bonus system structured around responsibility and firm revenues.
The Growth Equity Portfolio: The following replaces the corresponding item with respect to Sustainable Growth Advisers on page 58 of the Statement of Additional Information under the section entitled “Additional Information About Portfolio Managers.”

	OTHER REGISTERED
	INVESTMENT COMPANIES
PORTFOLIO MANAGER	NUMBER	TOTAL ASSETS
George P. Fraise	4	$2,793.2million
Gordon M. Marchand	4	$2,793.2million
Robert L. Rohn	4	$2,793.2million
The Small Capitalization Equity Portfolio. Effective November 30, 2007, the performance fee amendments for Franklin Portfolio Associates LLC and IronBridge Capital Management LLC, as discussed on pages 13 and 14 of the Statement of Additional Information respectively, were implemented for The Small Capitalization Equity Portfolio. All other information in the Statement of Additional Information remains unchanged.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.